UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2011

KVH Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)

05-0420589

(IRS Employer

Identification No.)

50 Enterprise Center Middletown, RI	02842
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 847-3327

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Credit Agreement Amendment

On June 9, 2011, Bank of America, N.A. and KVH Industries, Inc. (the “Company”) entered into an amendment to the Amended and Restated Credit and Security Agreement, dated July 17, 2003, as amended (the “Credit Agreement”), which, among other modifications, provided for (i) an extension of the maturity date of the $15,000,000 line of credit from December 31, 2011 to December 31, 2014, (ii) a change in the Applicable Margin (as defined in the Credit Agreement) to 1.25%, (iii) the substitution of LIBOR-based borrowings for Eurodollar borrowings, (iv) an option, subject to stated conditions (including the completion of the Company’s new warehouse and manufacturing facility in Middletown, Rhode Island), for the Company to convert, on or before March 31, 2012, up to $12,000,000 in revolving loans into ten-year term loans bearing interest at a floating rate equal to the LIBOR Rate (as defined in the Credit Agreement) plus 1.75%, (v) a Fixed Charge Coverage Ratio (as defined in the Credit Agreement) of 1.25:1.00 and (vi) a requirement that the Company maintain at least $20.0 million in Unencumbered Liquid Assets (as defined in the Credit Agreement).

The foregoing description of the amendment to the Credit Agreement is qualified in its entirety by reference to Fifth Amendment and Note Modification Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Loan Agreement Amendment

On June 9, 2011, Bank of America, N.A. and the Company entered into an amendment to the Loan Agreement, dated April 6, 2009, as amended (the “Loan Agreement”), providing for an adjustment of the interest rate on the Company’s $4,000,000 mortgage loan from the British Bankers Association LIBOR Rate plus 2.25 percentage points to the British Bankers Association LIBOR Rate plus 2.00 percentage points.

The foregoing description of the amendment to the Loan Agreement is qualified in its entirety by reference to the Second Amendment filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.1	Fifth Amendment and Note Modification Agreement, dated June 9, 2011 by and between KVH Industries, Inc. (the “Borrower”) and Bank of America, N.A. (the “Lender”), amending the Amended and Restated Credit and Security Agreement, dated July 17, 2003, as amended.

10.2	Second Amendment, dated June 9, 2011 by and between KVH Industries, Inc. (the “Borrower”) and Bank of America, N.A. (the “Lender”), amending the Loan Agreement, dated April 6, 2009, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KVH INDUSTRIES, INC.

Date: June 14, 2011	BY:	/S/ PATRICK J. SPRATT
Patrick J. Spratt Chief Financial and Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fifth Amendment and Note Modification Agreement, dated June 9, 2011 by and between KVH Industries, Inc. (the “Borrower”) and Bank of America, N.A. (the “Lender”), amending the Amended and Restated Credit and Security Agreement, dated July 17, 2003, as amended.

10.2	Second Amendment, dated June 9, 2011 by and beteen KVH Industries, Inc. (the “Borrower”) and Bank of America, N.A. (the “Lender”), amending the Loan Agreement, dated April 6, 2009, as amended.